Other Exhibit




                               POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Pennsylvania Municipal Money Market Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  June 23, 1995
                                    _______________________________________
                                                  Director Date

Joseph S. DiMartino
__________________________________________
Joseph S. DiMartino, Chairman of the Board







                                                                 Other Exhibit




                               POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Pennsylvania Municipal Money Market Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  June 23, 1995
                                    _______________________________________
                                                  Director Date

Gordon J. Davis
__________________________________________
Gordon J. Davis, Board member